SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                January 20, 2004
                                ----------------
                                 Date of Report
                        (Date of Earliest Event Reported)



                           Total System Services, Inc.
                          (Exact Name of Registrant as
                            Specified in its Charter)


   Georgia                          1-10254                        58-1493818
--------------                 ------------------                --------------
(State of                      (Commission File                 (IRS Employer
  Incorporation)                Number)                          Identification
                                                                 Number)



                   1600 First Avenue, Columbus, Georgia 31901
                   ------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (706) 649-2267
                                 --------------
              (Registrant's telephone number, including area code)


                ------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
-------  ------------

         On January 20, 2004, Total System Services, Inc. ("Registrant") issued a press release with respect to its earnings for the year ended December 31, 2003.

         A copy of Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
------   ---------------------------------

         (c)  Exhibits

              99.1 - Registrant's press release dated January 20,
                     2004 (filed for purposes of Items 5 and 12).

              99.2 - Supplemental Information prepared for use with
                     the press release (furnished for purposes of Items 9 and 12).

Item 9.  Regulation FD Disclosure.
-------  ------------------------

Item 12. Results of Operations and Financial Condition.
-------  ---------------------------------------------

         The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Results of Operations and Financial Condition."

         On January 20, 2004, the Registrant issued a press release and will hold an investor call and webcast to disclose financial results for the year ended December 31, 2003. The Supplemental Information for use at this investor call is furnished herewith as Exhibit 99.2 and incorporated into Item 9 and Item 12 by reference.

         On January 20, 2004, Registrant issued a press release with respect to its earnings for the year ended December 31, 2003. A copy of Registrant's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                    Signature
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TOTAL SYSTEM SERVICES, INC.
                                                      ("Registrant")


Dated:  January 20, 2004                     By: /s/Kathleen Moates
        ---------------------------              ----------------------------
                                                 Kathleen Moates
                                                 Senior Deputy General Counsel